EXHIBIT 10.48(a)

FIRST AMENDMENT TO PACKAGING AGREEMENT

This Amendment (this “Amendment”) to that certain Packaging Agreement by and between Cardinal Health PTS, LLC, successor by merger to Cardinal Health PTS, Inc. (“Cardinal Health”) and Reliant Pharmaceuticals, Inc. (successor in interest to Reliant Pharmaceuticals, LLC) (“Reliant”), dated as of October 30, 2002 (the “Agreement”), shall be effective as of the last date executed below. Any capitalized terms used and not otherwise defined herein shall have the meaning set forth in the Agreement.

WHEREAS, the parties now desire to amend the Agreement as set forth below to extend the term of the Agreement upon the terms and conditions set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual conditions and covenants set forth herein, Cardinal Health and Reliant agree as follows:

1.                                      In accordance with Section 13 of the Agreement, the term is extended for an additional three years commencing October 31, 2005 and expiring November 1, 2008.

2.             Except as otherwise amended or modified by this Amendment, the Agreement, and all previous amendments and all documents and agreements contemplated thereby will remain unchanged and in full force and effect.

3.             In the event of any conflict between the terms of this Amendment, on the one hand, and the Agreement and all other documents and agreements contemplated by any of the foregoing, on the other, the terms of this Amendment will govern.

4.             This Amendment, the Agreement and all documents and agreements contemplated by any of the foregoing, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements and understandings of the parties relating thereto.

5.             This Amendment may be modified or amended only by written agreement of the parties hereto.

6.             This Amendment may be executed in counterparts each of which will be deemed to be an original, but all of which taken together will constitute one and the same instrument.

CARDINAL HEALTH PTS, LLC	RELIANT PHARMACEUTICALS, INC.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date: